Exhibit 10.1
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is dated as of February 28, 2024 (the “Effective Date”), by and among HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Third Amended and Restated Lease Agreement No. 1, dated as of May 15, 2023 (the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain Leased Property (this and other capitalized terms used and not otherwise defined in this Amendment having the meanings given such terms in the Lease), including, without limitation, the Travel Center having an address at 9616 Commerce Drive, Dansville, New York (the “Dansville Travel Center”); and

WHEREAS, the Dansville Travel Center was ground leased to HPT TA Properties Trust pursuant to three (3) Ground Leases as further described on Exhibit B to the Lease (the “Dansville Ground Leases”); and

WHEREAS, effective as to the Effective Date, HPT TA Properties Trust and Tenant terminated all three (3) Dansville Ground Leases, such that HPT TA Properties Trust no longer owns any interest in the Dansville Travel Center; and

WHEREAS, Landlord and Tenant desire to amend the Lease to remove the Dansville Travel Center from the Lease in connection with the termination of the Dansville Ground Leases;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, from and after the Effective Date, the Lease is hereby amended as follows:

1.Exhibit A. The introductory schedule to Exhibit A to the Lease setting forth a schedule of Exhibits A-1 through A-35 is hereby replaced with the schedule of Exhibits A-1 through A-35 attached to this Amendment and incorporated herein by this reference. The text of the legal description set forth on Exhibit A-23 of the Lease is hereby deleted in its entirety and replaced with “Intentionally deleted”. Accordingly, the Danville Travel Center is no longer a Property and the land which previously had been described in Exhibit A-23 is no longer included in the definition of Land, as “Property” and “Land” are defined by Section 2.1 of the Lease.

2.Exhibit B. Exhibit B to the Lease is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment and incorporated herein by this reference.

3.Surviving Obligations. For the avoidance of doubt, nothing contained in this Amendment shall release Tenant from any of its liabilities or obligations under the Lease with respect to the Danville Travel Center which expressly survive the expiration or earlier termination of the Lease.

4.    Ratification. The Lease, as amended by this Amendment, is hereby ratified and confirmed. For the avoidance of doubt, all references in the Lease to the “Agreement” shall mean and refer to the Lease as amended by this Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed instrument as of the Effective Date.
LANDLORD:
HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust
By:    /s/ Todd W. Hargreaves
    Todd W. Hargreaves
    President
HPT TA PROPERTIES LLC,
a Maryland limited liability company
By:    /s/ Todd W. Hargreaves
    Todd W. Hargreaves
    President
TENANT:
TA OPERATING LLC,
a Delaware limited liability company
By:    /s/ Deborah Boffa
Name: Deborah Boffa
Its: Chief Executive Officer
[Signature Page to First Amendment to Third Amended and Restated Lease No. 1]

EXHIBITS A-1 THROUGH A-35
LAND

Exhibit	TA Site No.	Property Address
A-1	226	1501 N. Fort Grant Road Wilcox, AZ 85643
A-2	311	I-40 & I-55 at Club Road West Memphis, AR 72301
A-3	160	27769 Lagoon Drive Buttonwillow, CA 93206
A-4	162	4325 Guasti Road Ontario, CA 91761
A-5	163	12310 S. Highway 33 Santa Nella, CA 95322
A-6	174	12151 W. 44th Avenue Wheat Ridge (Denver West), CO 80033
A-7	171	3 East Industrial Road Branford (New Haven), CT 06405
A-8	178	2112 Highway 71 South Marianna, FL 32448
A-9	197	8909 20th Street Vero Beach, FL 32966
A-10	177	4401 Highway 17 Richmond Hill (Savannah), GA 31324
A-11	44	19 North 430 Route 20 Hampshire (Elgin), IL 60140
A-12	236	21 Romines Drive Morris, IL 60450
A-13	382	4230 West Highway 24 Remington, IN 47977
A-14	46	224 Highway 65 South Tallulah, LA 71284
A-15	151	7401 Assateague Drive Jessup, MD 20794
A-16	89	200 Baker Road Dexter (Ann Arbor), MI 48130
A-17	47	2150 Russell Mt. Gilead Road Meridian, MS 39301
A-18	108	8050 Dean Martin Drive Las Vegas, NV 89139
A-19	172	200 North McCarran Boulevard Sparks, NV 89431
A-20	211	108 Ocean Drive Greenland, NH 03840

Exhibit	TA Site No.	Property Address
A-21	8	3404 W. Highway 66 Gallup, NM 87301
A-22	14	202 North Motel Boulevard Las Cruces, NM 88005
A-23	N/A	N/A
A-24	24	940 US Route 42 NE London, OH 43140
A-25	15	8834 Lake Road Seville, OH 44273
A-26	58	5400 Seventy Six Drive Youngstown, OH 44515
A-27	212	6 Buckhorn Road Bloomsburg, PA 17815
A-28	3	245 Allegheny Boulevard Brookville, PA 15825
A-29	117	13011 Old Hickory Boulevard Antioch, TN 37013
A-30	49	2105 S. Goliad Street Rockwall, TX 75087
A-31	60	8836 North Highway 40 Tooele (Salt Lake City), UT 84074
A-32	143	1025 Peppers Ferry Road Wytheville, VA 24382
A-33	176	46630 North Bend Way North Bend (Seattle East), WA 98045
A-34	339	10506 West Aero Road Spokane, WA 99224
A-35	187	4000 I-80 Service Road Burns (Cheyenne), WY 82053

[See attached copies.]

EXHIBIT B
GROUND LEASES
West Memphis, Arkansas:

Lease Agreement between Charles H. Williamson and HPT TA Properties Trust, dated April 10, 1985.

Seattle East (North Bend), Washington:

Ground Lease between The Rogers Group Properties I, LLC and HPT TA Properties Trust, dated March 1, 2003, as amended by Addendum to Ground Lease, dated August 1, 2008, Second Addendum to Ground Lease, dated August 1, 2013, and Third Amendment to Ground Lease dated April 1, 2018.

Spokane, Washington:

Lease Agreement between Fairways Commercial Investments, L.L.C. and HPT TA Properties Trust, dated October 19, 2005, as amended by Amendment and Extension to Lease Agreement, dated April 17, 2006, and Second Addendum, dated May 9, 2007.

JOINDER BY GUARANTOR

Reference is made to that certain Second Amended and Restated Guaranty Agreement (Third Amended and Restated Lease Agreement No. 1), dated as of May 15, 2023, given by BP Corporation North America, Inc., an Indiana corporation (“Guarantor”), for the benefit of Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”). Guarantor hereby confirm that all references in the Guaranty to the “Restated Lease” shall mean the Restated Lease as amended by this Amendment, and Guarantor hereby reaffirms the Guaranty.

                        GUARANTOR:

BP CORPORATION NORTH AMERICA, INC.
an Indiana corporation

By: /s/ John Jackson
Name: John Jackson
Its: Vice President and Treasurer